UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 4, 2008
(Date of earliest event reported)

Access Integrated Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51910	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Madison Avenue, Suite 300, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

973-290-0080
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 9.01	Financial Statements and Exhibits

Signature

Exhibit Index

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On September 4, 2008, at the Access Integrated Technologies, Inc. (the “Company”) Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of the Company approved an amendment (the “Plan Amendment”) to the Company's Second Amended and Restated 2000 Equity Incentive Plan (the “Plan”) to increase the total number of shares of the Company's Class A Common Stock available for issuance thereunder from 2,200,000 to 3,700,000 shares.

The foregoing description is qualified in its entirety by reference to the Plan and the Plan Amendment, which is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference.

Item 5.03.           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 4, 2008, at the Annual Meeting, the stockholders of the Company approved an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Charter”), and on September 5, 2008 the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Charter (the “Charter Amendment”) pursuant to Section 242 of the Delaware General Corporation Law.  Pursuant to the Amendment, the Company’s Fourth Amended and Restated Certificate of Incorporation was amended to designate as Class A the remaining 25,000,000 shares of undesignated common stock.

The foregoing description is qualified in its entirety by reference to the Charter and the Charter Amendment, which is filed as Exhibit 3.1 to this Form 8-K and is hereby incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The exhibits are listed in the Exhibit Index following the Signature.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of  September 10, 2008

ACCESS INTEGRATED TECHNOLOGIES, INC.

By:	/s/ Gary S. Loffredo
Name:	Gary S. Loffredo
Title:	Senior Vice President—Business Affairs, General Counsel and Secretary

EXHIBIT INDEX
Exhibit Number	Description

3.1	Amendment dated September 4, 2008 to Fourth Amended and Restated Certificate of Incorporation of Access Integrated Technologies, Inc.

10.1	Amendment dated September 4, 2008 to Second Amended and Restated 2000 Equity Incentive Plan of the Company